                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT

                      TO SECTION 13 OR 15(D) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)

                            October 27 2014

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                           PROTOKINETIX, INC.

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         (Exact Name of Registrant as Specified in Its Charter)

                               NEVADA

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            (State or Other Jurisdiction of Incorporation)

                000-32917                    94-3355026

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       (Commission File Number)     (IRS Employer Identification No.)

                       2225 Folkestone Way,

              West Vancouver, British Columbia, Canada V7S2Y6

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          (Address of Principal Executive Offices)      (Zip Code)

                                 604-926-6627

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            (Registrant's Telephone Number, Including Area Code)

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        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act   (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On October 27, 2014, Protokinetix terminated and revoked a conditional contract for the sale of exclusive rights to AAGP Blood Preservative Applications (the “Agreement”) with Intrepid Innovations Corporation (“intrepid”).  The Company provided notice of termination and revocation to Intrepid on October 27, 2014, to be effective as of October 10, 2014. Intrepid failed to fulfill the condition of making payments as expressly stated and required in the Agreement.  The notice, revocation, and cancellation is effective as of October 10, 2014.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1  Termination Notice from the Company to Intrepid Innovations Corporation dated October 27, 2014.

99.2

Conditional Contract between the Company and Intrepid Innovations Corporation dated March 4, 2014.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2014

PROTOKINETIX, INC.

(Registrant)

By: /s/ Ross Senior

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(Signature)

Name:   Ross Senior

Title:  President